Debt Securities Held for which Other-Than-Temporary Impairment Loss has been Recognized in Current Period or Previously (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
OtherThanTemporary Impairment Non Credit Losses Recognized In Earnings [Line Items]
Fair Value	$ 73.6	$ 79.9
Amortized Cost Basis	96.8	113.3
Noncredit-related Losses Recognized in OCI	(23.2)	(33.4)
Tax Effect	8.6	12.2
Amount Recognized in OCI	$ (14.6)	$ (21.2)